UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2022

Date of Report (Date of earliest event reported):

TREX ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-152551	26-1754034
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7301 NW 4th Street, Suite 102 Plantation, Florida	33317
(Address of principal executive offices)	(Zip code)

(954) 742-3001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act: None

Title of each class	Trading symbols	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TREX Acquisition Corp. is referred to herein as “T-REX”, “we”, “our”, or “us”.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS

On February 17, 2022, we began generating crypto currency asset mining revenue through our wholly-owned subsidiary, Raptor Mining LLC (“Raptor Mining”). As of March 14, 2022, we have revenues in excess $10,000, which reflects the fair market value of the crypto currency assets Raptor Mining has received in exchange for securing the underlying crypto currency assets on the block chain distributed ledgers through our crypto currency ASIC mining equipment.

From our perspective, we have concluded that the White House’s March 9, 2022 Executive Order was a favorable sign that a friendly regulatory environment for crypto currencies will enhance the future value of the underlying crypto currency assets. Therefore, we intend to accelerate the acquisition of additional crypto currency miners to scale revenue growth.

Based on the forgoing information, we believe that T-REX is no longer a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

ITEM 8.01. OTHER EVENTS

On March 10, 2022, we will publish a Press Release titled “TREX Acquisition Corp. Announces New Business Venture”, a copy of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K with respect to Item 8.01 (including Exhibit 99.1) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information contained herein.

ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS

Exhibit No.	Description

99.1	Press Release dated March 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2022	By:	/s/ Frank Horkey
Frank Horkey
President & Director

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